Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 2, 2024, is entered into by and among Ferrellgas, L.P., a Delaware limited partnership (the “Company”), the Guarantors party hereto, JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent and collateral agent for the Lenders (the “Agent”), and the Lenders party hereto.

R E C I T A L S

A.The Company, the Guarantors, the Agent, and the Lenders and Issuing Lenders from time to time party thereto are parties to that certain Credit Agreement dated as of March 30, 2021 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as amended by this Amendment and as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders and Issuing Lenders have made certain credit available to and on behalf of the Company.

B.The Company has notified the Agent and the Lenders that, in order to protect the economic interests of the Company, it has requested, or intends to request, one or more Letters of Credit in an aggregate principal amount not to exceed $141,000,000 to be issued for the account of the Company, as applicant, and provided to certain third party surety providers (collectively, the “Eddystone Appeal Bond Provider”), as beneficiaries, as credit support for one or more appeal or supersedeas bonds in an aggregate principal amount not to exceed $210,000,000 in the form attached hereto as Exhibit A to be posted to the United States Court of Appeals for the Third Circuit in connection with the appeal by Ferrellgas Partners, L.P. (the “MLP”), which is the sole limited partner of the Company, and Bridger Logistics, LLC, Bridger Transportation, LLC and Bridger Energy, LLC, (collectively, the “Bridger Defendants” and, together with the MLP, the “Appellants”), each of which, except for Bridger Energy, LLC, is a wholly-owned subsidiary of the Company, of certain judgments (collectively, the “Judgment”) rendered against the Appellants in Case No. 2:17-cv-00495-JDW in the United States District Court for the Eastern District of Pennsylvania (together with any further litigation related to the foregoing, including the appeal of the Judgment, collectively, the “Eddystone Litigation”) (such Letters of Credit, used for the foregoing purposes and subject to the foregoing limits, the “Eddystone Litigation Appeal LCs”; such appeal or supersedeas bonds, used for the foregoing purposes and subject to the foregoing limits, collectively, the “Eddystone Litigation Appeal Bond”).

C.In connection with the foregoing, the Company has requested that the Agent and the Lenders agree (i) that the Company may provide as collateral support to the Eddystone Appeal Bond Provider the Eddystone Litigation Appeal LCs, but only the Eddystone Litigation Appeals LCs, (ii) that the Company may procure the Eddystone Litigation Appeal Bond, and (iii) to achieve the foregoing, to the extent applicable, to waive, solely with respect to the Eddystone Litigation Appeal Bond and the Eddystone Litigation Appeals LCs, (A) the requirements set forth in Section 2.4 of the Credit Agreement, to permit the Eddystone Litigation Appeal LCs to be provided as collateral support for the Eddystone Litigation Appeal Bond; (B) the requirements set forth in Section 6.1 of the Credit Agreement, so that the Eddystone Litigation Appeal Bond is not prohibited Indebtedness thereunder; (C) the requirements set forth in Section 6.2 of the Credit Agreement, so that the Company’s posting of the Eddystone Litigation Appeal LCs, as credit support for the Eddystone Litigation Appeal Bond, does not constitute a prohibited Lien thereunder; (D) the requirements set forth in Section 6.4 of the Credit Agreement,  so that the provision of the Eddystone Litigation Appeal LCs as collateral support for the Eddystone Litigation Appeal Bond and the Eddystone Litigation Appeal Bond do not constitute a Restricted Junior Payment thereunder; (D) the requirements set forth in Section 6.6 of the Credit Agreement, so that the provision of the Eddystone Litigation Appeal LCs as collateral support for the Eddystone Litigation Appeal Bond and the Eddystone Litigation Appeal Bond are not a prohibited Investment thereunder; (F) the requirements set forth in Section 6.8 of the Credit

Agreement, so that the provision of the Eddystone Litigation Appeal LCs as collateral support for the Eddystone Litigation Appeal Bond and  the Eddystone Litigation Appeal Bond are not a prohibited sale, lease, transfer, conveyance or disposition of the Company’s assets or property thereunder; (G) the requirements of Section 6.11 of the Credit Agreement, so that the provision of the Eddystone Litigation Appeal LCs as collateral support for the Eddystone Litigation Appeal Bond and the Eddystone Litigation Appeal Bond do not constitute a prohibited transaction with an Affiliate thereunder; and (H) the requirements of Section 6.24 of the Credit Agreement, so that the provision of the Eddystone Litigation Appeal LCs as collateral support for the Eddystone Litigation Appeal Bond and the Eddystone Litigation Appeal Bond do not constitute a Bridger Entity prohibited activity (collectively, the “Requested Consent and Waiver”).

D.Subject to the terms and conditions set forth herein, the Agent and the Lenders party hereto are willing to grant the Requested Consent and Waiver, and the Company, the Agent and such Lenders are collectively willing to make certain modifications and amendments to the Existing Credit Agreement in connection with the Requested Consent and Waiver and the Eddystone Litigation.

E.NOW, THEREFORE, to induce the Agent and the Lenders party hereto to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given to such term in the Credit Agreement.  Unless otherwise indicated, all article, exhibit, section and schedule references in this Amendment refer to articles, exhibits, sections and schedules of the Credit Agreement.
Section 2.Consent and Waiver.  Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, upon the occurrence of the Fourth Amendment Effective Date:
2.1.the Agent and the Lenders hereby grant the Requested Consent and Waiver (it being understood, for avoidance of doubt, that the grant of the Requested Consent and Waiver is subject to the following continuing to be true at all times: (a) the aggregate amount of the Eddystone Litigation Appeal Bond does not exceed $210,000,000; (b) the total portion of the Eddystone Litigation Appeal Bond unsupported by the Eddystone Litigation Appeal LCs, cash, or other collateral does not exceed $69,000,000; (c) the Eddystone Litigation Appeal Bond is not Guaranteed and no cash or other collateral is provided to collateralize the Eddystone Litigation Appeal Bond other than the Eddystone Litigation Appeal LCs; and (d) any drawing under the Eddystone Litigation Appeal LCs and/or payments made in respect of the Eddystone Litigation Appeal Bond (including fees and expenses paid related to the Eddystone Litigation Appeal Bond, which shall not exceed $4,000,000 in the aggregate) shall be deemed to be a payment made by or on behalf of a Loan Party and its Subsidiaries (clauses (a) through (d), collectively, the “Eddystone Appeal Credit Support Limitations”)); provided that (i) this Section 2.1 shall not constitute a course of conduct or dealing among the parties; (ii) the Agent and the Lenders shall have no obligation to grant any future waivers, consents, confirmations or amendments to the Credit Agreement or any other Loan Document and shall not waive, affect or diminish any right of the Agent or the Lenders to hereafter demand strict compliance with the Credit Agreement and the other Loan Documents; and (iii) other than the limited consent expressly provided for in this Section 2.1, each Loan Party hereby agrees and acknowledges that no course of dealing and no delay in exercising any right, power or remedy conferred on the Agent or any Lender in the Credit Agreement or in any other Loan Document or now or hereafter existing at law, in equity, by statute or otherwise shall operate as a waiver of or otherwise prejudice any such right, power or remedy; and

2.2.the foregoing waiver and consent set forth in Section 2.1 shall be limited precisely as written and relate solely to the provisions of the sections of the Credit Agreement specified in Recital C above in the manner and to the extent described in such Recital and nothing in this Amendment shall be deemed to:
(a)constitute an amendment to or consent to or waiver of compliance by the Company or any other Loan Party with respect to any other term, provision or condition of the Credit Agreement or any other Loan Document, or any other instrument or agreement referred to therein; or
(b)prejudice any right or remedy that the Agent, the Lenders or any Person that is a lender at any time under the Credit Agreement may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, or any other instrument or agreement referred to therein.
Section 3.Amendment.  Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, upon the occurrence of the Fourth Amendment Effective Date, the Existing Credit Agreement (excluding the Schedules and other Exhibits thereto) is hereby amended to read as reflected on Exhibit B attached hereto.
Section 4.Conditions Precedent.  This Amendment shall become effective upon the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.4 of the Credit Agreement) (such date, the “Fourth Amendment Effective Date”).
4.1.Execution and Delivery.  The Agent shall have received from the Company, the Guarantors and Lenders constituting at least the Required Lenders, counterparts (in such number as may be requested by the Agent) of this Amendment signed on behalf of such Person.
4.2.Solvency Certificate.  On the Fourth Amendment Effective Date, the Agent shall have received a Solvency Certificate of the chief financial officer of Company substantially in the form of Exhibit E-2 of the Credit Agreement, dated as of the Fourth Amendment Effective Date and addressed to the Agent and Lenders, and in form, scope and substance reasonably satisfactory to the Agent, with appropriate attachments and demonstrating that after giving effect to the consummation of the transactions contemplated herein, Company and its Subsidiaries are and will be Solvent.
4.3.No Default.  As of the Fourth Amendment Effective Date, no event shall have occurred and be continuing or would result from the consummation of the Amendment that would constitute an Event of Default or a Default.
4.4.Representations and Warranties. As of the Fourth Amendment Effective Date, the representations and warranties contained herein and in each other Loan Document, certificate or other writing delivered to the Agent or any Lender pursuant hereto or thereto on or prior to the Fourth Amendment Effective Date shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date.

4.5.Officer’s Certificate.  The Agent shall have received a certificate from an Authorized Officer of the Company dated as of the Fourth Amendment Effective Date certifying that conditions in Section 4.3 and 4.4 hereof are satisfied and certain other matters, which are standard market practice for such requests for confirmation, consent and waiver, as reasonably requested by the Agent.
4.6.Payment of Fees and Expenses.  (i) The Agent and the Lenders shall have received all fees required to be paid to the Agent and/or the Lenders on the Fourth Amendment Effective Date, including the fees required to be paid pursuant to the fee letters, dated as of the date hereof, between JPMorgan and the Company and (ii) the Agent and the Lenders shall have received all other amounts due and payable on or prior to the Fourth Amendment Effective Date, including reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Company under the Credit Agreement.

The Agent is hereby authorized and directed to declare this Amendment to be effective on the Fourth Amendment Effective Date when the Agent has received documents confirming or certifying, to the satisfaction of the Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted by Section 10.4 of the Credit Agreement.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5.Release.  By its execution hereof and in consideration of the mutual covenants contained herein and other accommodations granted to the Loan Parties hereunder, each Loan Party, on behalf of itself and each of its Subsidiaries, and its or their successors, assigns and agents, hereby expressly forever waives, releases and discharges any and all claims (including cross-claims, counterclaims, and rights of setoff and recoupment), causes of action (whether direct or derivative in nature), demands, suits, costs, expenses and damages (collectively, the “Claims”) any of them may, as a result of actions or inactions occurring on or prior to the date hereof, have or allege to have as of the date of this Amendment or at any time thereafter (and all defenses that may arise out of any of the foregoing) of any nature, description, or kind whatsoever, based in whole or in part on facts, whether actual, contingent or otherwise, now known, unknown, or subsequently discovered, whether arising in law, at equity or otherwise, against the Agent or any Lender, their respective affiliates, agents, principals, managers, managing members, members, stockholders, “controlling persons” (within the meaning of the United States federal securities laws), directors, officers, employees, attorneys, consultants, advisors, agents, trusts, trustors, beneficiaries, heirs, executors and administrators of each of the foregoing (collectively, the “Released Parties”) arising out of, or relating to, this Amendment, the Credit Agreement, the other Loan Documents and any or all of the actions and transactions contemplated hereby or thereby, including any actual or alleged performance or non-performance of any of the Released Parties hereunder or under the Loan Documents.  Each Loan Party hereby acknowledges that the agreements in this Section 5 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Claims.  In entering into this Amendment, each Loan Party expressly disclaims any reliance on any representations, acts, or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above does not depend in any way on any such representation, acts and/or omissions or the accuracy, completeness, or validity thereof.  The provisions of this Section 5 shall survive the termination or expiration of the Loan Documents and Payment in Full.
Section 6.Miscellaneous.
6.1.Confirmation.  The provisions of the Existing Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.
6.2.Ratification and Affirmation. Each Loan Party hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms (i) its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document and agrees that each Loan Document remains in full force and effect as expressly amended hereby and (ii) that the Liens created by the Loan Documents to which it is a party are valid and continuing and secure the Obligations in accordance with the terms thereof, after giving effect to this Amendment.
6.3.Loan Document; No Novation.  This Amendment shall for all purposes constitute a Loan Document.  Each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, referring to the Credit Agreement, and each reference in each other Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as amended or otherwise modified by this Amendment.  This Amendment does not constitute a novation of the Credit Agreement or any other Loan Document.
6.4.Counterparts; Integration; Electronic Execution.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment, the other Loan Documents and any separate letter agreements with respect to fees payable to the Agent or the Lenders constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page of (x) this Amendment, (y) any other Loan Document and/or (z) any Ancillary Document delivered in connection herewith that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment, such other Loan Document or such Ancillary Document, as applicable.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
6.5.NO ORAL AGREEMENT.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  AS OF THE DATE OF THIS AMENDMENT, THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
6.6.GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.
6.7.Consent to Jurisdiction; Waiver of Jury Trial.  Sections 10.14 and 10.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, as if set forth in their entirety.
6.8.Miscellaneous.  No failure or delay on the part of the Agent in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Amendment and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

COMPANY:	FERRELLGAS, L.P.

By: Ferrellgas, Inc., its general partner

/s/ Michael Cole
Name:Michael Cole
Title: Chief Financial Officer and Treasurer

GUARANTORS:	FERRELLGAS, INC.

/s/ Michael Cole
Name:Michael Cole
Title: Chief Financial Officer and Treasurer

BLUE RHINO GLOBAL SOURCING, INC.

/s/ Michael Cole
Name:Michael Cole
Title: Chief Financial Officer and Treasurer

FNA CANADA, INC.

/s/ Michael Cole
Name:Michael Cole
Title: Chief Financial Officer and Treasurer

[Signature Page to Fourth Amendment to
Credit Agreement]

/s/
ADMINISTRATIVE AGENT, AND LENDER:	JPMORGAN CHASE BANK, N.A.

By:/s/ Robert L. Mendoza
Name:Robert L. Mendoza
Title:Authorized Signatory

[Signature Page to Fourth Amendment to
Credit Agreement]

LENDER:	PNC BANK, NATIONAL ASSOCIATION

By:/s/ Steve Roberts
Name:Steve Roberts
Title:Senior Vice President

[Signature Page to Fourth Amendment to
Credit Agreement]

LENDER:	ROYAL BANK OF CANADA

/s/
By:/s/ Sue Carol Sedillo
Name:Sue Carol Sedillo
Title:Authorized Signatory

[Signature Page to Fourth Amendment to
Credit Agreement]

LENDER:	TRUIST BANK

By:/s/ Lincoln LaCour
Name:Lincoln LaCour
Title:Director

[Signature Page to Fourth Amendment to
Credit Agreement]

LENDER:	CIBC BANK USA

By:/s/ Zach Strube
Name:Zach Strube
Title:Managing Director

[Signature Page to Fourth Amendment to
Credit Agreement]

LENDER:	FIFTH THIRD BANK, NATIONAL ASSOCIATION

By:/s/ Michael Cortese
Name:Michael Cortese
Title:Vice President

Signature Page to Fourth Amendment to
Credit Agreement

EXHIBIT A

FORM OF EDDYSTONE LITIGATION APPEAL BOND

EXHIBIT B

CREDIT AGREEMENT